THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. WC-195	Warrant to Purchase 1,000,000 Shares of
Dated: May 6, 2009	Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
CYBEDEFENDER CORPORATION
Void after May 6, 2014

This certifies that, for value received, GR Match, LLC, or registered assigns (“Holder”) is entitled, subject to the terms set forth below, to purchase from CyberDefender Corporation (the “Company”), a California corporation, 1,000,000 shares of the Common Stock, no par value, of the Company (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided below. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.  This Warrant is issued pursuant to Section 3.2 of that certain Media and Marketing Services Agreement, dated as of March 24, 2009, between the Holder and the Company (the “Media Services Agreement”).

1.           Term of Warrant.  Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on May 6, 2014, and shall be void thereafter.

2.           Exercise Price.  The exercise price at which this Warrant may be exercised shall be $1.25 per share of Common Stock (the “Exercise Price”), as such Exercise Price may be adjusted from time to time pursuant to Section 11 hereof.

3.           Exercise of Warrant.

(a)           Method of Exercise.  The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon (i) payment (A) in cash or by check acceptable to the Company, (B) by cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, or (C) by a combination of (A) and (B), of the purchase price of the shares to be purchased.

(b)           Issuance of Shares.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within seven (7) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5.           Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6.           Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

7.           Transfer of Warrant.

(a)           Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders.  Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)           Warrant Agent.  The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the “Warrant Agent”).  Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c)           Transferability and Negotiability of Warrant.  This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).  Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)           Exchange of Warrant Upon a Transfer.  On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)           Compliance with Securities Laws.

(i)       The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws.

(ii)        This Warrant and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8.           Reservation of Stock.  The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the “Certificate”) to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.  The Company further covenants that all shares of Common Stock that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith).  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.           Notices.

(a)           Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)           In case:

(i)       the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)        of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii)       of any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the record date specified in (A) above or 20 days prior to the date specified in (B) above.

10.           Amendments and Waivers.

(a)           Except as provided in Section 1 above and Section 10(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b)           Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder.  Any amendment effected in accordance with this Section 10(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c)           No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11.           Adjustments. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)           Merger, Sale of Assets, etc.  If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of all or substantially all of the Company’s properties and assets to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11.  The foregoing provision of this Section 11(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant.  If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in accordance with the following:  fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average closing price of the Common Stock quoted on the OTC Bulletin Board or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ stock market or on any exchange on which the Common Stock is listed, whichever is applicable, as reported by Bloomberg LP, for the five (5) trading days prior to the date of determination of fair market value. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b)           Reclassification, etc.  If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

(c)           Split, Subdivision or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d)           Adjustments for Dividends in Stock or other Securities or Property.  If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

(e)           Subsequent Equity Sales. If the Company at any time while this Warrant is outstanding sells and issues any Common Stock at a price per share less than the then Exercise Price (such issuances collectively, a “Dilutive Issuance”), as adjusted hereunder, then the Exercise Price shall be reduced to equal a price determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Dilutive Issuance plus the number of shares of Common Stock which the aggregate gross consideration received by the Company for the total number of additional shares of Common Stock so issued would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus the number of such additional shares of Common Stock so issued.  Such adjustment shall be made whenever a Dilutive Issuance occurs.  A Dilutive Issuance shall not include:  (a) shares of Common Stock issued to employees, officers, directors or consultants (other than any consultant which engages in any business which is competitive with or provides any services which are similar to the business of or services provided by Holder or any of its Affiliates (as defined in the Media Services Agreement) as determined at the time of the Dilutive Issuance) of the Company, (b) securities issued upon the exercise or exchange of or conversion of any securities issued and outstanding on the date hereof, or (c) securities issued pursuant to acquisitions or strategic transactions.

(f)           Calculations.  All calculations under this Section 11 shall be made to the nearest four decimal points.

12.           Saturdays, Sundays and Holidays.  If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

13.           Governing Law; Venue.  This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.  Any action brought under this Warrant shall be brought in the state or federal courts located in the City of Los Angeles, CA.

14.           Binding Effect.  The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

15.           Registration Rights.

(a)           Piggyback Rights.  The Holder shall have piggy-back registration rights with respect to all shares of Common Stock or other securities issued upon exercise of this Warrant (collectively, “Warrant Shares”) (except for registrations on SEC Form S-4, S-8 or equivalent forms). Accordingly, the Company agrees to include all of the Warrant Shares (other than Warrant Shares which have been previously registered for resale under this Section 15(a)) in any registration statement on Form S-1 or equivalent form filed with the SEC, in order to register the resale of such shares pursuant and subject to Rule 415 of the Act.  In addition, the Company agrees to use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other state securities or state blue-sky laws as shall be reasonably requested by the Holder; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.  The Company acknowledges and agrees that it shall make all filings, disclosures, updates and any other actions which are necessary in order to keep any registration statement which includes any shares issuable upon exercise hereof effective for at least 24 months following the effective date of such registration statement.  Notwithstanding the foregoing, the Company may suspend the effectiveness of such registration statement for a period not to exceed 90 days after the effective date thereof if the Company’s Board of Directors reasonably believes that the continued effectiveness thereof would be materially detrimental to the Company because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable (each, a “Material Suspension Event”), and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly; provided, however, that the Company shall not register any securities for resale for its own account or that of any other stockholder during such 90 day period.  All expenses (other than underwriting discounts, commissions and special counsel fees of the Holder) incurred in connection with registration pursuant to this Section 15(a) shall be borne and paid by the Company.

(b)           Demand Rights.

(i)           Upon written demand by the Holder to the Company, the Company shall (i) prepare and file with the SEC, as soon as practicable thereafter but in no event later than 45 days thereafter, a registration statement on Form S-1 or other applicable form in order to register the resale of all Warrant Shares that the Holder requests to be registered (other than Warrant Shares which have been previously registered for resale under this Section 15(b)), pursuant and subject to Rule 415 of the Act, (ii) use its best efforts to cause such registration statement to become effective as soon as practicable after the filing date thereof, and (iii) make all filings, disclosures, updates and any other actions which are necessary in order to keep such registration statement effective for at least 24 months following the effective date of such registration statement.  Notwithstanding anything herein to the contrary, in the event that all of the Warrant Shares which are requested by the Holder to be registered on a registration statement pursuant to this Section 15(b) are not registered on such registration statement, the Holder shall have the right to demand that the Company register any such remaining unregistered Warrant Shares on a subsequent registration statement on Form S-1 or other applicable form on the terms and conditions set forth in this Section 15(b).

(ii)           Notwithstanding the foregoing, the Company may elect to delay the filing of such registration statement for a period not to exceed 90 days, or may suspend the effectiveness of such registration statement after the effective date thereof for a period not to exceed 90 days, if, in either case, the Company’s Board of Directors reasonably believes that the filing or continued effectiveness, as the case may be, of such registration statement would be materially detrimental to the Company because such action would cause a Material Suspension Event, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period, and provided further that the Company shall not register any securities for resale for its own account or that of any other stockholder during such 90 day period.  All expenses (other than underwriting discounts, commissions and special counsel fees of the Holder) incurred in connection with registration pursuant to this Section 15(b) shall be borne and paid by the Company.  Except as otherwise provided in Section 15(b)(i) above, the Holder may not exercise its demand right pursuant to this Section 15(b) more than twice.

(c)           Rule 144.  The Company shall keep available adequate current public information, file with the SEC in a timely manner all reports and other documents required of the Company under the Act or the Exchange Act, as applicable, and provide to the Holder such information as may be reasonably requested by the Holder in order to make available to the Holder the benefits of Rule 144 of the Act and any other rule or regulation of the Act or the Exchange Act, as applicable,  that may at any time permit the Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 or any equivalent form.

 [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, CYBERDEFENDER CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: May 6, 2009

HOLDER: GR Match, LLC	CYBERDEFENDER CORPORATION

By: /s/ Bennet Van de Bunt	By: /s/ Gary Guseinov
Name: Bennet Van de Bunt Title: Manager	Gary Guseinov Its: Chief Executive Officer

NOTICE OF EXERCISE

(1)           The undersigned hereby (A) elects to purchase ________ shares of Common Stock of CYBERDEFENDER CORPORATION, pursuant to the provisions of Section 3(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full as provided in Section 3(a) of the Warrant.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that (a) the Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended, (b) the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and (c) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4)           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of CYBERDEFENDER CORPORATION, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated:

Signature of Holder
Name: